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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ULTRA PETROLEUM CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ULTRA PETROLEUM CORP.
363 North Sam Houston Parkway East, Suite 1200
Houston, Texas 77060
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 29, 2005
To the Shareholders of Ultra Petroleum Corp:
      You are cordially invited to attend the Annual and Special Meeting of Shareholders (the “Annual and Special Meeting”) of Ultra Petroleum Corp. (the “Corporation”) which will be held at the Sofitel Hotel, 425 N. Sam Houston Parkway E., Houston Texas, on Friday, April 29, 2005 at 10:00 a.m. CST, for the following purposes:

1.	To receive the financial statements of the Corporation for the fiscal year ended December 31, 2004 together with the auditor’s report thereon;

2.	To elect the Board of Directors to serve until their successors are duly elected and qualified;

3.	To ratify the appointment of KPMG LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2005 and authorize the directors to fix the auditor’s remuneration;

4.	To approve a two for one forward stock split;

5.	To approve and ratify the 2005 Stock Incentive Plan; and

6.	To transact such other business as may properly be brought before the Annual and Special Meeting or any adjournments or postponements thereof.
      The specific details of the matters proposed to be put before the Annual and Special Meeting are set forth in the proxy statement accompanying and forming part of this notice.
      Only shareholders of record at the close of business on March 14, 2005 (the “Record Date”) are entitled to notice of the Annual and Special Meeting and any adjournments or postponements thereof. Shareholders of record will be entitled to vote those shares owned by them as of the Record Date. Each common share is entitled to one vote per share. Whether or not you plan to attend the Annual and Special Meeting, we request that you sign and date the enclosed proxy and mail it in the stamped, pre-addressed envelope enclosed or deposit it with the transfer agent, Computershare Trust Company of Canada, Proxy Dept. 100, University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1. In order to be valid and acted upon at the Annual and Special Meeting, forms of proxy must be received at the aforesaid address by 9:00 a.m. EST on April 27, 2005.
Sincerely,
Michael D. Watford
Chief Executive Officer
March      , 2005

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
BENEFICIAL OWNERSHIP OF SECURITIES
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STATEMENT OF EXECUTIVE COMPENSATION
Performance Graph
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
PROPOSAL I ELECTION OF DIRECTORS
PROPOSAL II RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL III STOCK SPLIT
PROPOSAL IV APPROVAL OF THE ULTRA PETROLEUM CORP. 2005 STOCK INCENTIVE PLAN
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
OTHER MATTERS
1.1 Establishment and Purpose
1.2 Definitions
(a) Authorized Officer.
(b) Board.
(c) CEO.
(d) Change in Control.
(e) Code.
(f) Committee.
(g) Common Stock.
(h) Company.
(i) Consultant.
(j) Covered Employee.
(k) Disability.
(l) Employee.
(m) Employment.
(n) Exchange Act.
(o) Fair Market Value.
(p) Grantee.
(q) Immediate Family.
(r) Incentive Award or Award.
(s) Incentive Agreement.
(t) Incentive Stock Option or ISO.
(u) Insider.
(v) Nonstatutory Stock Option.
(w) Option Price.
(x) Other Stock-Based Award.
(y) Outside Director.
(z) Parent.
(aa) Performance-Based Exception.
(bb) Performance-Based Restricted Stock.
(cc) Performance Criteria.
(dd) Performance Period.
(ee) Plan.
(ff) Publicly Held Corporation.
(gg) Restricted Stock.
(hh) Restricted Stock Award.
(ii) Restriction Period.
(jj) Retirement.
(kk) Share.
(ll) Share Pool.
(mm) Spread.
(nn) Stock Appreciation Right or SAR.
(oo) Stock Option or Option.
(pp) Subsidiary.
(qq) Supplemental Payment.
1.3 Plan Administration
(a) Authority of the Committee.
(b) Meetings.
(c) Decisions Binding.
(d) Modification of Outstanding Incentive Awards.
(e) Delegation of Authority.
(f) Expenses of Committee.
(g) Surrender of Previous Incentive Awards.
(h) Indemnification.
1.5 Share Pool Adjustments for Awards and Payouts
1.6 Common Stock Available
1.7 Participation
(a) Eligibility.
(b) Incentive Stock Option Eligibility.
1.8 Types of Incentive Awards
SECTION 2 Stock Options and Stock Appreciation Rights
2.1 Grant of Stock Options
2.2 Reload Stock Options
2.3 Stock Option Terms
(a) Written Agreement.
(b) Number of Shares.
(c) Exercise Price.
2.6 Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights
SECTION 3 Restricted Stock
3.1 Award of Restricted Stock
(a) Grant.
(b) Immediate Transfer Without Immediate Delivery of Restricted Stock.
(a) Forfeiture of Restricted Stock.
(b) Issuance of Certificates.
(c) Removal of Restrictions.
3.3 Delivery of Shares of Common Stock
3.4 Supplemental Payment on Vesting of Restricted Stock
SECTION 4
4.1 Grant of Other Stock-Based Awards
4.2 Other Stock-Based Award Terms
(a) Written Agreement.
(b) Purchase Price.
(c) Performance Criteria and Other Terms.
(d) Payment.
SECTION 5
SECTION 6
6.2 No Right to Employment.
6.3 Securities Requirements.
6.4 Transferability
6.5 Rights as a Stockholder
(b) Representation of Ownership.
6.6 Change in Stock and Adjustments
(a) Changes in Law or Circumstances.
(b) Exercise of Corporate Powers.
(c) Recapitalization of the Company.
(d) Issue of Common Stock by the Company.
(e) Assumption under the Plan of Outstanding Stock Options.
(f) Assumption of Incentive Awards by a Successor.
6.7 Termination of Employment, Death, Disability and Retirement
(a) Termination of Employment.
(b) Termination of Employment for Cause.
(c) Retirement.
(d) Disability or Death.
(e) Continuation.
6.8 Change in Control
6.9 Exchange of Incentive Awards
6.10 Financing
SECTION 7 General
7.1 Effective Date and Grant Period
7.2 Funding and Liability of Company
7.3 Withholding Taxes
(a) Tax Withholding.
(b) Share Withholding.
(c) Incentive Stock Options.
(d) Loans.
7.4 No Guarantee of Tax Consequences
7.5 Designation of Beneficiary by Participant
7.6 Deferrals
7.7 Amendment and Termination
7.8 Requirements of Law
7.9 Rule 16b-3 Securities Law Compliance for Insiders
7.10 Compliance with Code Section 162(m) for Publicly Held Corporation
7.11 Notices
7.12 Pre-Clearance Agreement with Brokers
7.13 Successors to Company
7.14 Miscellaneous Provisions
7.5 Severability
7.6 Gender, Tense and Headings
7.17 Governing Law
7.18 Term of the Plan

ULTRA PETROLEUM CORP.
363 North Sam Houston Parkway East, Suite 1200
Houston, Texas 77060
PROXY STATEMENT
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
April 29, 2005
SOLICITATION OF PROXIES
      This proxy statement is being furnished in connection with the solicitation of proxies by the management of Ultra Petroleum Corp. (the “Corporation”) for use at the Annual and Special Meeting (the “Annual and Special Meeting”) of shareholders of the Corporation, to be held on April 29, 2005 at 10:00 a.m. CST, at the Sofitel Hotel, 425 N. Sam Houston Parkway E., Houston, Texas and at any adjournments or postponements thereof, for the purposes set forth in this proxy statement.
      This proxy statement and the enclosed form of proxy are first being mailed to the Corporation’s shareholders on or about March 28, 2005. Only shareholders of record on March 14, 2005 (the “Record Date”) are entitled to notice of the Annual and Special Meeting. Shareholders of record will be entitled to vote those shares owned by them as of the Record Date. The Corporation’s annual report to shareholders for the year ended December 31, 2004 is also being mailed to shareholders contemporaneously with this proxy statement, although the annual report does not form a part of the materials for the solicitation of proxies. The contents of this proxy statement have been approved by the Board of Directors of the Corporation.
Persons or Companies Making the Solicitation
      The enclosed proxy is being solicited by management. The cost of solicitation of proxies by management will be borne by the Corporation. Solicitations will be made by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Corporation. The Corporation will reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining authorization from their principals to execute the proxy. No solicitation will be made by specifically engaged employees or soliciting agents.
Appointment and Revocation of Proxies
      A shareholder has the right to appoint a person other than the persons named in the proxy to attend and act on his behalf at the Annual and Special Meeting. To exercise this right, a shareholder shall strike out the names of the persons named in the proxy and insert the name of his nominee in the blank space provided, or complete another proxy. The persons named as proxies in the enclosed proxy are directors or officers of the Corporation.
      The completed proxy must be dated and signed and the duly completed proxy must be received by the Corporation’s transfer agent, Computershare Trust Company of Canada, Proxy Dept., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 by 9:00 a.m. EST on April 27, 2005.
      The proxy must be signed by the shareholder or by his duly authorized attorney. If signed by a duly authorized attorney, the proxy must be accompanied by the original power of attorney or a notarially certified copy thereof. If the shareholder is a corporation, the proxy must be signed by a duly authorized attorney, officer, or corporate representative, and must be accompanied by the original power of attorney or document whereby the duly authorized officer or corporate representative derives his power, as the case may be, or a notarially certified copy thereof. The Chairman of the Special Meeting has discretionary authority to accept or reject proxies which do not strictly conform to the foregoing requirements.

      In addition to revocation in any other manner permitted by law, a shareholder may revoke a proxy by (a) signing a proxy bearing a later date and depositing it at the place and within the time aforesaid, (b) signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed as set out above) and depositing it either at the place and within the time aforesaid for the deposit of a proxy or with the Chairman of the Annual and Special Meeting on the day of the Annual and Special Meeting or on the day of any adjournments thereof, or (c) registering with the scrutineer at the Annual and Special Meeting as a shareholder present in person, whereupon such proxy shall be deemed to have been revoked.
Voting of Shares and Exercise of Discretion of Proxies
      On any matter voted on at the Annual and Special Meeting, the persons named in the proxy will vote the shares in respect of which they are appointed, and where direction is given by the shareholder in respect of voting for or against any resolution, will do so in accordance with such direction.
      In the absence of any direction in the proxy, it is intended that such shares will be voted in favor of each of the proposals referred to in the proxy. The proxy, when properly signed, confers discretionary authority with respect to amendments or variations to any matters which may properly be brought before the Annual and Special Meeting. At the date of this proxy statement, management of the Corporation is not aware of any such amendments, variations or other matters to be presented for action at the Annual and Special Meeting. However, if any other matters which are not now known to the management should properly come before the Annual and Special Meeting, the proxies hereby solicited will be voted on such matters in accordance with the best judgment of the persons named in the enclosed proxy.
Voting of Common Shares — Beneficial Holders of Securities
      A substantial number of the Corporation’s shareholders do not hold common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this proxy statement as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of common shares can be recognized, acted upon or voted at the Annual and Special Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the Beneficial Shareholder’s name on the records of the Corporation. Such shares will more likely be registered under the name of the Beneficial Shareholder’s broker or an agent of that broker.
      Pursuant to the rules of the American Stock Exchange (“AMEX”), shares held by brokers or their nominees can be voted on most proposals for which they did not receive instructions from Beneficial Shareholders for whom such shares are held if proxy materials have been transmitted by such brokers to the Beneficial Shareholders in accordance with AMEX rules and the broker or nominee does not have knowledge of any contest as to the actions to be taken at the meeting. However, brokers and nominees are not permitted to vote shares they hold on behalf of Beneficial Shareholders without directions from such Beneficial Shareholders if the proposal to be voted upon involves a merger, consolidation, approval of a stock incentive plan, forward stock split or other matter which may substantially affect the rights of shareholders. If a broker does not have authority to vote on certain matters, but is permitted to vote on other matters, as described above, the broker will only provide a proxy for those proposals for which the broker has authority to vote. A proxy which votes on one matter, but indicates that the record holder does not have the authority to vote on other matters is referred to as a “broker non-vote”.
      Intermediaries and brokers who hold shares for Beneficial Shareholders are required to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Annual and Special Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the broker how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation (“IICC”) in Canada and ADP Investor Communication Services (“ADP”) in the United States. IICC and ADP typically apply a special sticker to the proxy forms, mail those forms to the Beneficial Shareholders and ask Beneficial Shareholders to return the proxy forms to IICC for Canada and ADP for the United States. IICC and ADP then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the Annual and Special Meeting. A Beneficial Shareholder receiving a proxy with an IICC or ADP sticker on it cannot use that proxy to vote shares directly at the Annual and Special Meeting, rather the proxy must be returned to IICC or ADP well in advance of the Annual and Special Meeting in order to have the shares voted.
VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
      On the Record Date, the Corporation’s outstanding voting securities consisted of 75,985,968 common shares without par value, each share carrying the right to one vote on each matter to be voted on by shareholders at the Annual and Special Meeting. Under Yukon Territory law, shareholders may vote either by a show of hands or by poll. At the Annual and Special Meeting, all matters will be submitted to shareholders by poll. In a vote by poll, every shareholder shall have one vote for each common share of which he is the holder.
      Only shareholders of record at the close of business on March 14, 2005 who either personally attend the Annual and Special Meeting or who complete and deliver a proxy in the manner and subject to the provisions set out under the heading “Appointment and Revocation of Proxies”, will be entitled to have his or her shares voted at the Special Meeting or any adjournments or postponements thereof.
      The holders of a majority of the total common shares issued and outstanding on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual and Special Meeting. For purposes of determining whether a quorum is present under Yukon Territory law, broker non-votes and abstentions count towards the establishment of a quorum.

•	The election of directors requires the affirmative vote of the holders of 5% of the issued and outstanding common shares, present in person or by proxy, at the Annual and Special Meeting;

•	the ratification of KPMG LLP requires the affirmative vote of the holders of a majority of common shares cast, in person or by proxy, at the Annual and Special Meeting;

•	the resolution that the Articles of the Corporation be amended to divide the common shares of the Corporation on the basis of a two for one forward split requires the affirmative vote of the holders of at least two-thirds of the votes cast in person or by proxy at the Annual and Special Meeting;

•	and the vote to approve and ratify the 2005 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy, at the Annual and Special Meeting.
      With respect to broker non-votes, the shares will not be considered present at the Annual and Special Meeting for these matters so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

BENEFICIAL OWNERSHIP OF SECURITIES
Security Ownership of Certain Beneficial Owners and Management
      The following table sets forth, as of the Record Date, certain information with respect to ownership of the Corporation’s common shares as to (a) all persons known to the Corporation to be the beneficial owners of more than five percent of the Corporation’s outstanding common shares, (b) each director, (c) each nominee for director, (d) each of the executive officers named in the Summary Compensation Table, and (e) all executive officers and directors of the Corporation as a group. To the Corporation’s knowledge, and based on a review of public filings made with the Securities and Exchange Commission (the “Commission”) as of the Record Date, the Corporation did not have any beneficial owners of more than five percent of the Corporation’s common shares. Unless otherwise indicated, all common shares are owned directly and each owner has sole voting and investment power with respect to such shares.
      The information as to shares beneficially owned or over which the below-named officers and directors exercise control or direction that is not within the knowledge of the Corporation has been furnished by the respective officers and directors individually.

	Amount of	Percent of
Name of Beneficial Owner	Common Shares	Class(a)

Directors and Executive Officers:
Michael D. Watford(b)	3,197,247	4.2%
W. Charles Helton(c)	799,079	1.0%
James E. Nielson(d)	219,600	*
Robert E. Rigney(e)	856,864	1.1%
James C. Roe(f)	312,320	*
Charlotte Kauffman(g)	329,000	*
Stephen Kneller(h)	397,287	*
George M. Patterson(i)	283,000	*
Brian Ault(j)	258,000	*
Common shares all directors and executive officers own as a group (10 persons)(k)	6,652,397	8.8%

*	Less than 1%

(a)	As of March 14, 2005 there were 75,985,968 common shares outstanding.

(b)	Includes 50,000 common shares issuable upon exercise of vested options. This total includes 2,215,156 common shares issuable upon exercise of vested options owned by the Watford Interest Ltd. This total includes 847,981 shares owned by the Watford Interest, Ltd.

(c)	Includes 391,000 common shares issuable upon exercise of vested options. This total includes 24,000 shares owned by the Helton Family Foundation of which Dr. Helton has shared voting power.

(d)	Includes 180,000 common shares issuable upon exercise of vested options.

(e)	Includes 180,000 common shares issuable upon exercise of vested options.

(f)	Includes 90,000 common shares issuable upon exercise of vested options.

(g)	Includes 295,000 common shares issuable upon exercise of vested options.

(h)	Includes 365,000 common shares issuable upon exercise of vested options.

(i)	Includes 125,000 common shares issuable upon exercise of vested options.

(j)	Includes 245,000 common shares issuable upon exercise of vested options.

(k)	Includes 4,136,156 common shares issuable upon exercise of vested options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file with the Commission and any exchange or other system on which such securities are traded or quoted, initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Corporation.
      To the Corporation’s knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that all reporting obligations of the Corporation’s officers, directors and greater than 10% shareholders under Section 16(a) were satisfied during the year ended December 31, 2004 except Brian A. Ault filed a later Form 4 disclosing the sale of 16,400 shares of common stock and filed an amendment to Form 4 correcting the total number of employee stock options Mr. Ault owns.
STATEMENT OF EXECUTIVE COMPENSATION
Summary Compensation Table
      The following Summary Compensation Table sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation (on a consolidated basis) during the periods indicated to persons described below (the “Named Executive Officers”)

					Long-Term Compensation

		Annual Compensation			Awards

					Restricted	Securities
					Shares or	Underlying
				Other Annual	Restricted	Options	All Other
Name and		Salary	Bonus	Compensation	Share Units	Granted	Compensation
Principal Position	Year	(US$)	(US$)(1)(2)	(3)	(#)	(#)	(US$) (5)

Michael D. Watford	2004	$413,750	$531,250	—	—	200,000	$600,000
Chairman of the Board,	2003	$290,000	$999,100	—	—	100,000	$—
CEO & President	2002	$290,000	$793,600	—	—	100,000	$—

Charlotte Kauffman	2004	$142,292	$138,925	—	—	25,000	$300,000
Corporate Secretary &	2003	$125,417	$79,320	—	—	25,000	$—
General Counsel	2002	$120,000	$82,720	—	—	25,000	$—

Stephen Kneller	2004	$170,833	$247,900	—	—	60,000	$300,000
VP Exploration	2003	$134,167	$143,300	—	—	50,000	$—
Domestic	2002	$120,000	$125,300	—	—	50,000	$—

Fox Benton III(4)	2004	$169,167	$217,900	—	—	50,000	$300,000
Chief Financial Officer	2003	$134,167	$128,300	—	—	50,000	$—
	2002	$115,000	$119,300	—	—	50,000	$—

Brian A. Ault	2004	$161,250	$191,400	—	—	50,000	$300,000
VP Operations	2003	$134,167	$118,300	—	—	50,000	$—
	2002	$117,000	$125,300	—	—	50,000	$—

(1)	Represents cash and stock issued for services rendered in such year. Michael Watford received no stock in 2004 and stock at a value of $709,100 in 2003, and $503,600 in 2002; Charlotte Kauffman received stock at a value of $50,925 in 2004, $19,320 in 2003 and $17,720 in 2002; and Stephen Kneller, Fox Benton and Brian Ault received stock at a value of $67,900 in 2004, $48,300 in 2003 and $44,300 in 2002.

(2)	Bonuses were paid in the year after the date indicated to reflect accomplishments in the year indicated.

(3)	None of the Named Executive Officers received perquisites or other personal benefits, securities or property, the aggregate annual amount of which exceeded the lesser of $50,000 or 10% of the total annual salary and bonus of such officer.

(4)	Mr. Benton resigned from the Corporation effective February 25, 2005.

(5)	Represents distribution of cash awarded and fully vested from the Long-term Incentive Plan of 2002-2004.
Compensation of Directors
      Starting in 2005, directors who are not officers of the Corporation will be paid $50,000 in cash and will receive restricted common stock equivalent to $100,000 granted upon election at the Corporation’s annual meeting, for their services as directors. During the year ended December 31, 2004, directors who are not officers were paid $50,000, divided as one-half in cash and one-half in common stock, for their services as directors. Each Director who is not an officer, received 750 common shares, as the one-half payment of $50,000. Directors who are also officers or employees of the Corporation do not receive any compensation for duties performed as directors. Directors also were entitled to participate in Ultra’s 2000 Stock Incentive Plan, and in 2004 were entitled to an annual automatic award of options to purchase 20,000 common shares thereunder. As of 2005, directors will no longer receive the automatic grant of stock options. As of December 31, 2004, options to purchase an aggregate of 861,000 common shares were outstanding and owned by current directors who are not officers of the Corporation.
Compensation Committee Interlocks and Insider Participation
      The Compensation Committee is comprised of Messrs. Rigney, Helton and Nielson, with Dr. Helton acting as its Chairman. None of the members of the Compensation Committee are former officers of the Corporation or had any relationship requiring disclosure pursuant to the Exchange Act under this caption.
Employment Agreements
      The Corporation has an employment contract with Michael D. Watford, the Corporation’s Chairman, Chief Executive Officer and President. The contract provides for an initial term of three years commencing February 1, 2004 that will be automatically extended for successive one-year periods with a 90 day written notice for early termination. The agreement provides for a base salary of $425,000, which is subject to an annual adjustment based upon a review of Mr. Watford’s compensation by the Corporation’s Compensation Committee. Any adjustments to Mr. Watford’s compensation will be based on performance and then-current market conditions for comparable positions. The contract also provides for an annual incentive compensation award ranging between 50% and 100% of Mr. Watford’s salary as determined by the Compensation Committee and recommended by the Compensation Committee to the Board for approval, and a retention bonus. Mr. Watford’s retention bonus consists of an aggregate of 60,000 common shares if he continues his employment with the Corporation over a three year period. These shares shall vest in three equal parts at twelve-month intervals. In addition, the Board may consider the grant of options on an annual basis based upon performance.
      In connection with the execution of his employment agreement, Mr. Watford received a one-time award of options to purchase 200,000 of the Corporation’s common shares, with an expiration period of ten years. In the event Mr. Watford is terminated prior to the end of his contract other than for just cause, Mr. Watford would be paid a severance of his salary and bonus for the 12 months immediately preceding the termination. Upon termination of the agreement and Mr. Watford’s employment by the Corporation other than for just cause, all previously awarded stock options which have not previously vested shall vest immediately in full.

Options and Stock Appreciation Rights
Option Grants During the Most Recently Completed Fiscal Year

		% of Total
	Securities	Options			Grant Date
	Underlying	Granted to	Exercise or		Present
	Options Granted	Employees in	Base Price(1)	Expiration	Value
Name	(#)(3)	Fiscal Year	(US$/Security)	Date	(US$)(2)

Michael D. Watford	200,000	20%	$23.37	2-06-2014	$2,462,064
Charlotte Kauffman	25,000	2.5%	$33.95	4-26-2014	402,741
Stephen Kneller	60,000	6%	$33.95	4-26-2014	966,579
Fox Benton III	50,000	5%	$33.95	4-26-2014	805,482
Brian A. Ault	50,000	5%	$33.95	4-26-2014	805,482

(1)	Exercise price is based on the previous 5 days average closing price on the AMEX on the grant date.

(2)	The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model used the grant date of 2/06/04 for Michael Watford and 4/26/2004 for all of the other officers on the table and assumed a stock price volatility of 38.35 percent, a risk-free rate of return of 3.41 percent for Michael Watford and 3.93 percent for all of the other officers and an expected option life of 6.5 years. There were no adjustments made to the model for risk of forfeiture. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

(3)	The stock options were fully vested on December 31, 2004. Options granted during 2004 vested on a schedule of a third at the end of every four months until December 31, 2004. Options will expire if not exercised before the expiration date shown above and may expire sooner in the event of termination of employment. All options become immediately exercisable in the event of change of control of the Corporation.
Aggregated Option Exercises in Most Recently Completed
Fiscal Year and FY-End Option Values

			Number of Securities
			Underlying	Value of Unexercised
			Unexercised Options	In-the-Money Options
	Securities Acquired	Aggregate Value	at December 31, 2004	at Dec. 31, 2004(2)
	On Exercise	Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Name	(#)	(US$)(1)	(#)	(US$)

Michael D. Watford	50,000	$1,419,435	2,265,156/0 (3)	$94,537,301/$0(3)
Charlotte Kauffman	—	N/A	325,000/0	13,968,700/$0
Stephen Kneller	30,000	1,121,053	355,000/0	13,601,700/$0
Fox Benton III	36,500	1,847,882	498,500/0	20,903,960/$0
Brian Ault	63,600	2,424,709	241,400/0	8,584,136/$0

(1)	This amount is the aggregate of the market value of the common stock at the time each stock option was exercised minus the exercise price of that option.

(2)	This amount is the aggregate of the number of in-the-money options multiplied by the difference between the exercise price for that option and $48.13, the closing price of the common stock on the AMEX on December 31, 2004.

(3)	This represents exercisable stock options owned by the Watford Interest, Ltd., a family partnership in which Mr. Watford has a beneficial interest.

Performance Graph
      The following graph compares the yearly percentage change in the Corporation’s cumulative total shareholder return on its common shares with the cumulative total return of the S&P’s Composite 500 Index and the AMEX Composite Index. For this purpose, the yearly percentage change in the Corporation’s cumulative total shareholder return is calculated by dividing (a) the sum of the dividends paid during the “measurement period,” and the difference between the price for the Corporation’s shares at the end and the beginning of the measurement period, by (b) the price for the Corporation’s common shares at the beginning of the measurement period. “Measurement period” means the period beginning at the market close on the last trading day before the beginning of the Corporation’s fifth preceding fiscal year, through and including the end of the Corporation’s most recently completed fiscal year. The Corporation first became listed on the American Stock Exchange (the “AMEX”) on January 17, 2001 therefore the Corporation’s graph reflects the four preceding fiscal years through and including the end of the Corporation’s most recently complete fiscal year. On March 31, 2004 the Corporation voluntarily delisted from the TSX.

	2001	2002	2003	2004

Ultra Petroleum Corp.	$100	$163	$404	$790

S&P’s Composite 500 Index	$100	$77	$97	$106

AMEX Composite Index	$100	$97	$138	$169

CORPORATE GOVERNANCE
Statement of Corporate Governance Practices
      This statement of corporate governance practices is made pursuant to the policies and guidelines (the “Guidelines”) of the American Stock Exchange (“AMEX”). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees, and the effectiveness and education of board members.
      The Corporation’s Board of Directors and senior management considers effective corporate governance to be central to the proper operation of the Corporation and the interests of its shareholders and other stakeholders. This disclosure statement has been prepared by the Corporate Governance Committee of the Board and has been approved by the Board of Directors.
Mandate of the Board
      The Board of Directors has explicitly acknowledged responsibility for the management of the business and affairs of, and to act with a view to the best interests of, the Corporation. The mandate of the Board to deal with this responsibility is expressed to include, among other matters:

(a)	the adoption of a strategic planning process;

(b)	the identification on a regular basis of the principal risks of the Corporation’s business and the establishment of appropriate systems to manage these risks;

(c)	the assessment of management performance, considering succession planning, and taking responsibility for appointing, training and monitoring senior management;

(d)	establishing a policy to facilitate communications with shareholders and others involved with the Corporation;

(e)	addressing the integrity of the Corporation’s internal control and management information systems; and

(f)	considering, from time to time, matters that pertain to the Corporation operating in a foreign country or countries.
Board Composition and Independence from Management
      The Board believes that four of the five current directors and four of the five nominated directors are “unrelated directors” and that the remainder may be considered to be “related directors” within the meaning of the Guidelines and such directors are considered independent for the purposes of the AMEX rules. An “unrelated director” under the Guidelines is a director who is independent of management and free from any interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act, other than interests arising from shareholdings. In defining an “unrelated director,” the Guidelines place emphasis on the ability of a director to exercise objective judgment.
      In deciding whether a particular director was a “related director” or an “unrelated director” for purposes of the Guidelines, the Board of Directors examined the factual circumstances of each director and considered them in the context of other relevant factors. Its determination was made based solely with regard to the language of the Guidelines. The Board also concluded that no director would be unable to be sensitive to potential conflicts of interest, to act objectively or to perform his duties in the best interests of the Corporation.
      The Board has considered the Guidelines’ recommendations regarding additional structures or procedures to ensure the Board of Directors’ independence from management and concluded that the Corporation’s existing governance practices are sufficient. All directors are expected to exercise prudent business judgment at all times.

      The Board has encouraged management to identify opportunities for the Corporation and expects to assess and respond to risks associated in cooperation with management. These expectations have been met to date.
Decisions Requiring Board Approval
      The Board of Directors does not have a formal policy setting out which matters must be brought by management to the Board for approval. There is a clear understanding between management and the Board that all transactions and other matters of a material nature should be presented for consideration and, if appropriate, approval by the Board, including the hiring or termination of any member of senior management. It is recognized that, from time to time, it may be appropriate for an individual director, or group of them, to engage an outside advisor at the expense of the Corporation. Such engagement would be subject to the approval of the Board of Directors.
      Code of Business Conduct and Ethics. In February 2003, the Board adopted a Code of Business Conduct and Ethics which applies to all directors, officers and employees of the Corporation. The Board has not granted any waivers to the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is accessible on the Corporation’s website http://www.ultrapetroleum.com. Any amendments to or waivers of the Code of Conduct and Business Ethics will also be posted on the Corporation’s website.
      Communication with the Board of Directors. In order to provide the Corporation’s shareholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. The Corporation’s shareholders and other interested persons may communicate with the Chairman of the Corporation’s Audit Committee or with the non-management directors of the Corporation as a group by written communications addressed in care of Charlotte Kauffman, Corporate Secretary, Ultra Petroleum Corp., 363 North Sam Houston Parkway East, Suite 1200, Houston, Texas 77060.
      All communications received in accordance with these procedures will be reviewed initially by senior management of the Corporation. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication (a) does not relate to the business or affairs of the Corporation or the functioning or constitution of the Board of Directors or any of its committees; (b) related to routine or insignificant matters that do not warrant the attention of the Board of Directors; (c) is an advertisement or other commercial solicitation or communication; (d) is frivolous or offensive; or (e) is otherwise not appropriate for delivery to directors.
      The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.
      The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.
Board Committees
      The Board of Directors has three committees: the Audit Committee, the Compensation Committee, and the Corporate Governance Committee. The Board may add new committees or remove existing committees as it deems advisable for purposes of fulfilling its primary responsibilities. Each committee will perform its duties as assigned by the Board of Directors in compliance with the Corporation’s by-laws. The committees and their mandates are outlined below:
      Audit Committee. The purpose of the Audit Committee is to oversee (i) the integrity of the Corporation’s financial statements and disclosures, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Corporation’s independent auditors, (iv) the performance of the Corporation’s internal audit function and independent auditors, (v) the Corporation’s internal control systems, and (vi) the Corporation’s procedures for monitoring compliance with the Corporation’s Code of Business Conduct and Ethics.
      The principal function of the Audit Committee is to assist the Board of Directors in the areas of financial reporting and accounting integrity. As such, it meets periodically with the independent auditors and management, including each in executive session. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management’s estimates and judgments. The Corporation’s independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.
      The Audit Committee’s Charter provides that the Corporation’s independent auditor may provide only those services pre-approved by the Audit Committee. The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the independent auditor. To the extent practicable, at the same meeting the Audit Committee also reviews and approves a budget for each of such services.
      Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be approved by the Audit Committee.
      All requests or applications for the independent auditor to provide services to the Corporation must be submitted to the Audit Committee by the independent auditor and management and state as to whether, in their view, the request or application is consistent with applicable laws, rules and regulations relating to auditor independence. In the event that any member of management or the independent auditor becomes aware that any services are being, or have been, provided by the independent auditor to the Corporation without the requisite pre-approval, such individual must immediately notify the Chief Financial Officer, who must promptly notify the Chairman of the Audit Committee and appropriate management so that prompt action may be taken to the extent deemed necessary or advisable.
      The Audit Committee may delegate to a member(s), the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting.
      This Committee is comprised of Messrs. Nielson, Helton and Roe. The Board of Directors has affirmatively determined that each of the members is financially literate and is an independent director for purposes of AMEX rules applicable to members of the audit committee, meaning that the director has no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation (an “Independent Director”). Additionally, the Board of Directors has determined that Nielson is a financial expert and is independent under the Securities and Exchange Act of 1934, as amended. An audit committee financial expert is a person who has (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of said principles in connection with the accounting for estimates, accruals and reserves, (iii) experience auditing, analyzing or evaluating financial statements of comparable breadth and complexity to Ultra’s financial statements, and (iv) an understanding of internal controls and procedures. The Audit Committee has sole responsibility for retaining, dismissing and compensating the Corporation’s independent auditors. The Board of Directors adopted an Audit Committee Charter in 2001 and revised the Charter in 2004 to meet the updated requirements of the SEC and the AMEX. The Audit Committee’s report on its activities during 2004 and 2005 appear later in this proxy statement under the caption “Audit Committee Report.”

      The Audit Committee held 5 meetings during 2004. All members of the Audit Committee attended the meetings. The Audit Committee Charter is available on the Corporation’s website at http//www.ultrapetroleum.com.
      Compensation Committee. The purpose of the Compensation Committee is to (i) assist the Board of Directors in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the Corporation’s Chief Executive Officer (“CEO”) and review of the other executives compensation. The Committee administers the Corporation’s incentive compensation and stock option and other equity based plans in which the CEO and other executive officers and employees may be participants and recommends to the Board amendments to such plans or adoption of new plans. In connection with administering such plans, the Committee shall have the authority to (i) approve option guidelines and the general size of overall grants, (ii) recommend grants, (iii) interpret the plans, (iv) determine the rules and regulations relating to the plans, (v) modify or cancel existing grants and substitute new grants (with the consent of grantees), (vi) recommend employees eligible to participate in the plans, and (vii) impose such limitations, restrictions and conditions upon any award as the Committee deems appropriate and as permitted under the applicable plan. The Committee annually reviews and establishes the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity based awards for the CEO and makes recommendations to the CEO with respect to compensation of the Corporation’s other executive officers. Members are Helton, Nielson and Rigney. The Compensation Committee held 3 meetings during 2004. All members of the Compensation Committee attended all meetings. The Compensation Committee Charter is available on the Corporation’s website at http//www.ultrapetroleum.com.
      Corporate Governance Committee. The purpose of the Committees are to (i) identify and recommend to the Board individuals qualified to be nominated for election to the Board, (ii) recommend to the Board the members and Chairperson for each Board committee, (iii) periodically review and assess the Corporation’s Corporate Governance Principles and the Corporation’s Code of Business Conduct and Ethics and make recommendations for changes thereto to the Board. The Nominating and Corporate Governance Committee Charter is available on the Corporation’s website at http//www.ultrapetroleum.com.
      The Board of Directors has established certain criteria it considers as guidelines in considering nominations to the Corporation’s Board of Directors. The criteria include: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Corporation or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Corporation; (b) experience in corporate management; (c) experience as a board member of another Corporation; and (d) practical and mature business judgment. The criteria are not exhaustive and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Board of Directors’ goal is to assemble a Board of Directors that brings to the Corporation a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board of Directors also consider candidates with appropriate non-business backgrounds.
      The Board of Directors believes that, based on the Board’s knowledge of the Corporation’s corporate governance principles and the needs and qualifications of the Board at any given time, the Board is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. Accordingly, it is the policy of the Board not to accept unsolicited nominations from stockholders. In making its nominations, the Board identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the criteria for Board service are re-nominated. As to new candidates, the Board members discuss among themselves and members of management their respective recommendations. The Board may also review the composition and qualification of the boards of directors of the Corporation’s competitors, and may seek input from industry experts or analysts. The Board reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Board evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Board of Directors slates the nominees.
      Corporate Governance Committee. The Corporate Governance Committee is responsible for reviewing and determining corporate governance duties and procedures and, where necessary, making recommendations to the Board of Directors on changes to corporate governance policies and procedures. This Committee is comprised of Messrs. Roe, Nielson and Helton.
      The Corporate Governance Committee met two times during the last year. All members of the Corporate Governance Committee attended the meetings. The Nominating and Corporate Governance Committee Charter is available on the Corporation’s website at http://www.ultrapetroleum.com.
Corporate Governance Principles.
      In 2004, the Corporation and the Board adopted the Corporate Governance Principles (the “Principles”) to assist the Board of Directors (the “Board”) in the exercise of its responsibilities. These guidelines will be interpreted in the context of all applicable laws and the Corporation’s Certificate of Incorporation, Bylaws and other corporate governance documents. The Principles are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. The Corporation’s Corporate Governance Principles is available on the Corporation’s website at http//www.ultrapetroleum.com.
      The Board of Directors met formally four times during the last fiscal year. During the last fiscal year, all directors attended at least 75% of the total number of meetings of the Board of Directors, and each committee member attended at least 75% of the total number of meetings held by all committees on which he served.
Shareholder Relations and Feedback
      All inquiries from shareholders and the investment community are referred initially to the Corporation’s Chief Executive Officer, who ensures that the Corporation provides a satisfactory reply to the inquiry. The Corporation believes that its communications are sufficient and responsive.

COMPENSATION COMMITTEE REPORT
      The compensation policy of the Corporation for determining executive compensation is performance based and focuses on management’s fundamental objective of maximizing long-term shareholder value. The Corporation’s executive compensation consists of a base salary, an annual bonus, and/or long-term equity-based incentives in the form of stock options and bonus stock. The Corporation’s compensation philosophy is to foster entrepreneurship at all levels of the organization by making long-term equity-based incentives, through the granting of stock options, a significant component of executive compensation. As a result, a significant portion of executive compensation relies on the Corporation’s common share price achieving satisfactory long-term performance. In 2004 the Compensation Committee retained a third party consultant to structure a new compensation plan for the Corporation.
Base Salary
      The Compensation Committee reviews and approves the salary ranges for the Corporation’s employees. The comparative data was accumulated by the consulting firm retained by the Committee. The policy for determining salaries for executive officers is consistent with the administration of salaries for all other employees. Base salaries for executives are determined by assessment of the executive’s individual performance, the Corporation’s performance and consideration of competitive compensation levels for the markets in which the Corporation operates. In 2004, base salaries increased for certain officers, including the CEO, in order to make salaries competitive in the industry. Based on the consultant’s report the Committee determined that salaries should be at the market midpoint when compared to a group of oil and gas companies, referred to as the compensation comparator group. This compensation comparator group includes certain independent and integrated oil and gas companies.
Bonus
      The annual incentive component of executive’s compensation relates to specific accomplishments during the year. Annual incentive compensation will be paid in cash. The executive can receive a percentage of his salary within a set percentage range for the individual based on the contribution from the individual to the overall Corporation goals. At maximum award levels, total annual cash compensation for the Corporation’s executives is in the seventy-fifth percentile of the compensation comparator group’s total annual cash compensation. The plan allows for a maximum award of up to 150 percent of base salary for the CEO and 100 percent of base salary for select executives. For 2004, based on obtaining the specified corporate goals of production growth, increase in net income and increase in cash flow from operations, and an evaluation of the individual performance of each executive officer, the Corporation’s executive officers were awarded a bonus, consisting of cash, in the upper range of the bonuses available to executive officers.
Long-Term Compensation
      The purpose of the Long-term Compensation Plan is for key employees to be further aligned with shareholders and to be given the opportunity to share in the long-term performance of the company by achieving specific corporate financial and operational goals. The Corporation’s long-term incentive program consists of the 2000 Stock Incentive Plan and the proposed 2005 Stock Incentive Plan (the “Stock Incentive Plans”). The Committee’s objective is to structure the executives’ long-term incentive compensation opportunity at approximately the seventy-fifth percentile of long-term compensation provided by the compensation comparator group and to emphasize equity as the cornerstone of the Corporation’s long-term incentive compensation program
      The Corporation has a broad-based employee stock option plan. The plan is designed to encourage stock ownership and entrepreneurship on the part of all employees and, in particular, all executive officers. The plan aligns the interests of executive officers with shareholders by linking a significant component of executive compensation to the long-term performance of the Corporation’s common shares. Individual grants are determined by an assessment of an individual’s current and expected future performance, level of responsibilities and the importance of his/her position with, and contribution to, the Corporation. The executive officers who are most involved in the evolution of the Corporation are the officers who are prioritized in terms of equity-based compensation. As such, Michael D. Watford is the officer who receives the greatest amount of equity-based compensation. The 2005 Stock Incentive Plan is proposed for a vote at the Annual and Special Meeting.
      At the beginning of each three-year overlapping performance period, participants are eligible for an award pursuant to the plan. Awards are expressed as dollar targets and become payable in common stock three years later based on the overall performance of the Corporation during the three-year performance period. A new three-year period begins each January, beginning January 1, 2005. For those eligible, these awards are in addition to the annual stock option award program. The annual stock option grant is equal in value to LTIP target award.
      Awards are based on pre-determined performance standards. No portion of the award is earned if the Corporation performs below expected levels. The full award is earned when the Corporation’s performance is at the above expectations level. For the first performance period (January 2005 — December 2007), return on equity, reserve replacement ratio, and production growth are the performance measures that will determine awards. Performance measures in future performance periods may be changed.
      Selected officers, managers and other key employees may be eligible to participate in the plan. Participants are recommended by the CEO and approved by the Compensation Committee. Employees who are selected for participation after the commencement of the plan period will be eligible to participate in the plan on a pro-rata basis for such plan period. Participants will be assigned to a specific eligibility level. For each eligibility level a threshold, target, and above expectation incentive award opportunity is defined as follows:

•	Award opportunities are expressed as a percentage of base salary at the start of the performance period;

•	Performance periods cover three years, with the first performance period beginning January 1, 2005 through December 31, 2007;

•	A new performance period will begin every January 1 until the plan is terminated;

•	All participants will be judged on return on equity, reserve replacement ratio, and production growth over the period. At the discretion of the Compensation Committee, additional metrics may be added to individual participants;

•	The Compensation Committee at the start of each performance period approves the performance measures and weights for that period; and

•	For the first performance period, weightings for the metrics will be evenly weighted 33.3%.
      In May 2002, the Compensation Committee established a Long-Term Incentive Compensation Plan to reward select officers and employees for achieving long-term performance objectives. The Committee established a $3 million pool to be distributed in early 2005 based on three-year performance targets being satisfied. The percentage of the units established by the Committee are eligible to vest for each year of the Plan with the Committee determining annually the percentage amount of the participation award as a whole as well as the participant(s) percentage for that year. Units vest to the extent that the Committee determines that the Corporation has achieved its targets for the specific performance objectives for that time period. The payout for executive officers is reflected on the Summary Compensation Table with Michael D. Watford receiving 20% of the $3 million pool and each of the named executives from the table, Mr. Ault, Mr. Benton, Mr. Kneller and Ms. Kauffman receiving 10% each of the pool. Other select employees were also awarded percentages of the pool.
      The Committee also established a Best in Class award for all employees of the Corporation. The purpose of the program is to recognize and financially reward the collective efforts of all the Corporation’s employees in achieving sustained industry leading performance and the enhancement of shareholder value.

      This plan is intended to include all employees and supplements other compensation and reward plans. All employees are treated the same under this plan, reinforcing a team effort. As such, this plan will have greater relative financial impact on lower level staff compared to officers and senior managers. The emphasis of this plan is to recognize and reward the Corporation’s employees for performance that is recognized in the industry as clearly outstanding. Performance metrics will be relevant industry performance standards developed and measured by an accepted third party research organization (i.e. Howard Weil). The universe of companies will include a set of approximately forty-six exploration and production companies operating primarily domestically. Performance will be measured over a three-year period commencing January 1, 2005 to December 31, 2007. At the discretion of the Board a new performance period may be adopted following the initial period.
      At the beginning of the performance period, participants will receive a contingent award of stock units equal to $50,000 worth of common stock based on the share price at the beginning of the performance period (20 day average share price ending on December 31, 2004). For example, a $50 average share price would allow each participant to receive a contingent award of 1,000 of the Corporation’s common shares ($50,000/$50=1,000). The number of units that vest and become payable is based on the Corporation’s performance relative to the industry. For each vested unit, the participant will receive one share of common stock. Contingent units will vest at the end of the three-year performance period based on the Corporation’s relative performance ranking for each industry performance metric as illustrated in the following table. The total vested award is the sum of the vesting percentage for each metric. The maximum units that may be vested is 150% of the original award. Performance results will be determined as soon as possible after the end of the performance period and publication of the applicable industry reports. Once the Corporation’s relative performance is determined and the number of units vested, participants will receive one share of UPC common stock for each vested unit. A participant must be employed when payments are made in order to receive an award.
      The performance metrics for the Best in Class award are the Corporation’s performance ranking based on industry performance metrics of all sources finding and development cost per BOE and full cycle economics. These performance metrics will be calculated for each industry participant in the universe and the Corporation’s relative rank determined for each measure.
Compensation of Chief Executive Officer
      The same criteria used to evaluate the salaries, bonus, and long-term compensation of executive officers is also used to determine the compensation of Michael D. Watford, the Corporation’s Chairman, Chief Executive Officer and President. Mr. Watford’s base salary is set pursuant to an employment agreement between Mr. Watford and the Corporation. Mr. Watford’s annual incentive compensation award ranges between 75% and 150% of Mr. Watford’s salary. Based on Mr. Watford’s leadership in attaining the corporate goals for 2004, particularly reserve growth, increase in production and obtaining and exceeding cash flow and net income targets, Mr. Watford was awarded the 125% of this annual salary as the bonus. In addition, as provided in his employment agreement, Mr. Watford was granted an aggregate of 60,000 common shares as the final grant of a retention bonus which shall vest in three equal parts at twelve month intervals, with the first portion vesting at the completion of twelve months into the first year of employment and the remaining shares vesting at the completion of each twelve-month period thereafter. Mr. Watford received a one-time award of 200,000 stock options of common stock.

Dr. W. Charles Helton
Mr. Robert E. James
Mr. James Nielson

AUDIT COMMITTEE REPORT
      The Audit Committee’s powers and responsibilities, and the qualifications required of each of its members, are set forth in the Audit Committee Charter. Actions taken by the Audit Committee during 2004 and 2005 consisted of the following:
      Amended Committee Charter. Based on the recommendation of the Audit Committee after consideration of the newly issued listing standards of the AMEX, the Board of Directors amended the Charter in 2004. A copy of the Audit Committee Charter, as revised, is attached as Annex I, and is available on the corporate website at http//www.ultrapetroleum.com.
      Audit Fees Paid to Independent Auditors. Fees paid for professional services rendered related to the audit of the Corporation’s annual financial statements and review of the quarterly financial statements for the year ended December 31, 2003 by KPMG LLP, were $123,000. For the year ended December 31, 2004, fees paid for professional services rendered by KPMG LLP for the annual audit and quarterly reviews were $238,395 paid in 2004, including out-of-pocket expenses.
      Audit-related Fees. There were no audit-related fees paid in 2003 or 2004.
      Tax Fees. There were not tax fees paid to KPMG LLP in 2003 or 2004. The Audit Committee in 2002 decided to move all tax related services to Grant Thorton from KPMG.
      All Other Fees. There were no other fees paid to KPMG LLP in 2003 or 2004.
      All of the services provided by the Corporation’s independent auditors during 2003 and 2004 were pre-approved by the Audit Committee.
      Approval of Corporation’s Special Report on Form 10-K. Acting pursuant to its Charter, the Audit Committee reviewed the Corporation’s audited financial statements at, and for the year ended, December 31, 2004 with management and the Corporation’s independent auditors and recommended to the Corporation’s Board of Directors that the financial statements be included in the Corporation’s Annual Report on Form 10-K for 2004. This recommendation was based on: the Audit Committee’s review of the audited financial statements; discussion of the financial statements with management; discussion with the Corporation’s independent auditors, KPMG LLP, of the matters required to be discussed by auditing standards generally accepted in the United States of America, including the matters required to be discussed by SAS 61; receipt from KPMG LLP of the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); discussions with KPMG LLP regarding its independence from the Corporation and its management; and KPMG LLP’s confirmation that it would issue its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of the Corporation and its consolidated subsidiaries and the results of their operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Mr. James Nielson
Dr. William C. Helton
Mr. James C. Roe

PROPOSAL I
ELECTION OF DIRECTORS
      Each director of the Corporation is elected annually and holds office until the next Annual Meeting of the shareholders unless that person ceases to be a director before then. In the absence of instructions to the contrary, the shares represented by a properly completed proxy will, on a poll, be voted for the nominees herein listed. Each incumbent director identified in the table below is a nominee for election as director of the Corporation. Each of the nominees has consented to be nominated and have expressed their intention to serve if elected. Management does not contemplate that any of the nominees set out below will be unable to serve as a director.
Directors and Executive Officers
      The following table provides information with respect to the directors and nominees for director and present executive officers of the Corporation. Please refer to the table under the heading “Beneficial Ownership of Securities — Security Ownership of Certain Beneficial Owners and Management” for a summary of the number of common shares owned by each of the Corporation’s directors and executive officers. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or his earlier removal or resignation from office.

			Position
Name	Age	Position with the Corporation	Since

Michael D. Watford	51	Chairman of the Board, CEO, President and Director	1999
Dr. William C. Helton	63	Director	1994
James E. Nielson	74	Director	2001
Robert E. Rigney	73	Director	2001
James C. Roe	76	Director	2001
Charlotte Kauffman	46	Corporate Secretary and General Counsel	1998
Stephen Kneller	50	VP, Exploration — Domestic	1998
George M. Patterson	59	VP, Exploration — International	2001
Brian Ault	41	VP, Operations	2002
      Mr. Michael D. Watford has been the Corporation’s Chairman of the Board, Chief Executive Officer, President and a Director since January 1999. From August 1997 until February 1999, Mr. Watford was a consultant in private practice. Prior to consulting, Mr. Watford was the President, Chief Executive Officer and a director of Nuevo Energy Company, a public energy company from 1994 until 1997. Mr. Watford has been in the energy business for 29 years and has become familiar with virtually every aspect of the industry, holding senior management positions in marketing, exploration and production, and corporate finance.
      Dr. William C. Helton has been a director of the Corporation since August 1994. Dr. Helton is a medical doctor and has been the President, Chief Financial Officer and a director of Enterprise Exploration & Production Inc., a private oil and gas exploration and development company, for more than 5 years.
      Mr. James E. Nielson has been a director of the Corporation since February 2001. Mr. Nielson is the owner of Nielson & Associates of Cody, Wyoming, an independent oil and gas firm that he founded in 1992. Prior to forming that company, Mr. Nielson formed JN Oil and Gas, a privately owned oil and gas exploration company, and remained its President and Chief Executive Officer until the sale of the company in 1992. Prior to that, Mr. Nielson had been a director and the Chief Executive Officer and President of Husky Oil from 1971 until 1979.

      Mr. Robert E. Rigney has been a director of the Corporation since June 2001, and was a Consultant to the Corporation from January 2001 to December 2003. Prior to that, Mr. Rigney was the Chief Executive Officer and Chairman of Pendaries Petroleum Ltd. since its inception in 1996. Mr. Rigney has been a diplomat, oil company executive and consultant in Asia for over 21 years.
      Mr. James C. Roe has been a director of the Corporation since January 2001. From 1996 until January 2001, Mr. Roe was a board member of Pendaries Petroleum Ltd. Prior to that, Mr. Roe was Vice President and Owner of Delta-X Corp., a high technology automation system used in oil producing operations until the sale of Delta-X Corp. in 1997. Mr. Roe has been retired since 1997.
      Ms. Charlotte Kauffman has been Corporate Secretary and General Counsel for the Corporation since January 1998. Ms. Kauffman was a legal and land consultant to the Corporation from May 1996 until January 1998, when she became an employee of the Corporation. Prior to that, Ms. Kauffman worked as a land and legal consultant for LLOG Exploration Company from 1992 until 1996. Ms. Kauffman worked for Amoco Production Company from 1981 to 1992.
      Mr. Stephen Kneller has been Vice President, Exploration-Domestic since September 1998. Mr. Kneller joined the Corporation in 1997 as a geologist. Prior to that, Mr. Kneller worked in the exploration department for CNG Producing Co. and CNG Development Co. for 17 years. Mr. Kneller has worked the Green River Basin of Wyoming actively since 1992.
      Mr. George M. Patterson has been Vice President, Exploration-International since July 2001. Mr. Patterson has over 29 years experience as an exploration geologist and senior executive in international major exploration and production companies such as Mobil Oil, Cities Service and Kerr-McGee. Mr. Patterson served as Vice President International Exploration for Kerr-McGee from 1996 to 1999. Mr. Patterson was a consultant for various companies on international exploration and production projects between 1999 and 2001.
      Mr. Brian Ault has been Vice President, Operations since May 2002. Mr. Ault joined the Corporation in 1998 as an engineer. Prior to that, Mr. Ault worked as an engineer for Resource Services International, Burlington Resources and Red Willow Production Company focusing primarily on the Pinedale Anticline and Mesaverde area as well as the San Juan Basin.
      All officers and directors (including nominees) of the Corporation are United States citizens.
PROPOSAL II
RATIFICATION OF INDEPENDENT AUDITORS
      The Corporation’s Board of Directors has appointed KPMG LLP, certified public accountants, as the auditors to examine the financial statements of the Corporation for the fiscal year ended December 31, 2005, and to perform other appropriate accounting services and is requesting ratification of such appointment by the shareholders. A representative of KPMG LLP will be present at the Annual and Special Meeting and will have the opportunity to make a statement, if he desires, and to respond to appropriate questions.
      Management recommends that the shareholders approve and ratify the appointment of KPMG LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2004. Unless otherwise indicated, all properly executed proxies received by management will be voted for such ratification at the Annual and Special Meeting. In the event that the shareholders do not ratify the appointment of KPMG LLP, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of the auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 31, 2004 will be permitted to stand unless the Board of Directors finds other reasons for making the change. It is understood that even if the selection of KPMG LLP is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Corporation and its shareholders.
PROPOSAL III
STOCK SPLIT
      At a meeting held on February 7, 2005, the directors of the Corporation approved submission to the shareholders a resolution to amend the Articles of the Corporation to provide for a two for one forward stock split pursuant to which each shareholder of record on a date selected by the board of directors after approval of this resolution, the effective date of the stock split, will be deemed to receive one additional share for each share owned on the effective date. The resolution for this amendment is as follows:
“RESOLVED as a special resolution of the Corporation:

A.	the articles of the Corporation shall be amended to divide each issued and outstanding common share of the Corporation into two issued and outstanding common shares of the Corporation.

B.	the share split shall be effective upon the filing of Articles of Amendment with the Yukon Registrar of Corporations.

C.	any one Director or any one Officer of the Corporation is hereby authorized and directed to execute and deliver all such deeds, documents and other writings, including Articles of Amendment and to do such acts and things as the one Director or Officer, in his or her absolute discretion, may consider to be necessary or desirable for the purpose of giving effect to this resolution and to complete the share split approved herein.

D.	the directors of the Corporation are authorized, in their unfettered discretion, to revoke this resolution at any time prior to the filing of the Articles of Amendment with the Yukon Registrar of Corporations, such decision to be evidenced by a duly passed resolution of the directors of the Corporation.
      This proposal to amend the Articles of the Corporation to provide for a two for one forward stock split requires the affirmative vote of at least 66 2/3% of the votes cast on the matter. Approval of the stock split would give the board authority to implement the stock split by amending the Articles of the Corporation. The board reserves the right to abandon the stock split even if approved by the shareholders. The effective date and time of the stock split would be determined by the board. If the stock split is approved by the shareholders and implemented by the board, the Corporation will give the American Stock Exchange at least 10 days prior notice of the effective date of the split. The Corporation will publicly announce the stock split in a press release immediately following notification of the American Stock Exchange.
      On the effective date of the stock split, each holder of a common share will be deemed to receive one additional common share for each share owned on the effective date. Based upon 75,985,968 issued and outstanding common shares as of March 14, 2005, a two for one forward stock split would result in 151,971,936 issued and outstanding common shares. New common shares issued as a result of the stock split will be included in the Corporation’s listing on the American Stock Exchange.
      The Corporation believes that under the United States federal tax laws, the receipt of additional common shares in the stock split will not constitute taxable gain or income to the shareholders. The cost basis to a shareholder of each old share held immediately prior to the split will be divided equally between the two shares held immediately after the split. The laws of jurisdictions other than the United States may impose taxes upon the receipt of additional common shares from the split. Shareholders are urged to consult their tax advisors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THIS PROPOSAL.

PROPOSAL IV
APPROVAL OF THE ULTRA PETROLEUM CORP.
2005 STOCK INCENTIVE PLAN
General
      At a meeting held on February 7, 2005, the directors of the Corporation approved the Ultra Petroleum Corp. 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”), subject to the approval of the shareholders of the Corporation. At the Meeting, shareholders will be asked to ratify and approve the adoption of the 2005 Stock Incentive Plan. The Board of Directors believes that the approval of the 2005 Stock Incentive Plan is in the best interests of the Corporation and its shareholders. The 2005 Stock Incentive Plan will authorize the Board to award Incentives from the effective date of the 2005 Stock Incentive Plan. Accordingly, shareholder approval of the 2005 Stock Incentive Plan will constitute approval of all awards made under the 2005 Stock Incentive Plan without further approval from the shareholders, except as may be required by the 2005 Stock Incentive Plan.
      The 2005 Stock Incentive Plan is in addition to the Corporation’s existing stock option plan (the “2000 Option Plan”) which was adopted by the directors of the Corporation on April 27, 2000 and approved by shareholders at the shareholders” meeting held on June 6, 2000. If the 2005 Stock Incentive Plan is approved by shareholders, the 2000 Option Plan will remain effective and we will make grants under both the 2000 Option Plan and the 2005 Stock Incentive Plan. As of March 14, 2005 there are options outstanding under the 2000 Option Plan to purchase an aggregate of 622,000 common shares and 3,470,800 shares were reserved for issuance for future grants under the 2000 Option Plan. In addition, as of March 14, 2005 there were options outstanding to purchase an aggregate of 2,987,500 common shares which were granted under the Corporation’s 1998 Stock Plan.
      The purpose of the 2005 Stock Incentive Plan is to foster and promote the long-term financial success of the Corporation and to increase shareholder value by attracting, motivating and retaining key employees, consultants and directors and providing such participants in the 2005 Stock Incentive Plan with a program for obtaining an ownership interest in the Corporation that links and aligns their personal interests with those of the Corporation’s shareholders, thus enabling such participants to share in the long-term growth and success of the Corporation. To accomplish these goals, the 2005 Stock Incentive Plan permits the granting of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, and other stock-based awards, some of which may require the satisfaction of performance-based criteria in order to be payable to participants. If approved, the 2005 Stock Incentive Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that the Corporation places on motivating and rewarding superior results with long-term, performance-based incentives.
Description of the 2005 Stock Incentive Plan
      The following is a summary of the principal features of the 2005 Stock Incentive Plan and its operation. For additional details regarding the 2005 Stock Incentive Plan you should refer to the full text of the 2005 Stock Incentive Plan, a copy of which is attached to this proxy statement as Schedule B.
      Administration. The 2005 Stock Incentive Plan is administered by a committee (“Committee”) appointed by the Board of Directors. The Board has designated the Compensation Committee as the administrator of the 2005 Stock Incentive Plan. The Committee is composed of at least two directors who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and/or as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2005 Stock Incentive Plan, the Committee has power to select the persons eligible to receive awards under the 2005 Stock Incentive Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. To the extent permitted by applicable law, the Committee may delegate its authority under the 2005 Stock Incentive Plan described in the preceding sentence to officers or other employees of the Corporation. The Committee also has the authority to interpret the 2005 Stock Incentive Plan and establish, amend or waive rules necessary or appropriate for the administration of the 2005 Stock Incentive Plan.
      Eligibility. Any employee or consultant of the Corporation or a subsidiary of the Corporation or a director of the Corporation who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Corporation is eligible to participate in the 2005 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 5% of the common shares outstanding at the time such awards or granted, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000.
      Shares Subject to the 2005 Stock Incentive Plan. The maximum number of the Corporation’s common shares, without par value, that may be delivered pursuant to awards granted under the 2005 Stock Incentive Plan is 5,000,000 common shares. Any shares subject to an award under the 2005 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the common shares covered by such award are not issued may again be used for awards under the 2005 Stock Incentive Plan. A maximum of 5,000,000 common shares may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2005 Stock Incentive Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2005 Stock Incentive Plan, the Corporation may issue authorized but unissued shares, treasury shares, or shares purchased by the Corporation on the open market or otherwise. The number of common shares available for future awards is reduced by the net number of shares issued pursuant to an award.
      Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option by a participant in the plan to family members, trusts and entities owned by family members.
      Amendment of the 2005 Stock Incentive Plan. The Board of Directors has the power and authority to terminate or amend the 2005 Stock Incentive Plan at any time; provided, however, the Board may not, without the approval of shareholders:

•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2005 Stock Incentive Plan;

•	amend the requirements as to the class of employees eligible to purchase common shares under the 2005 Stock Incentive Plan;

•	extend the term of the Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Corporation’s common shares are then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the 2005 Stock Incentive Plan shall not be amended without approval of the Corporation’s shareholders. No amendment to the 2005 Stock Incentive Plan may adversely affect any rights of a holder of an outstanding award under the 2005 Stock Incentive Plan without such holder’s consent.

      Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 20% or more of the Corporation’s common shares or combined voting power;

•	Individuals who constitute the Board of Directors of the Corporation as of the effective date of the 2005 Stock Incentive Plan, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	the consolidation, merger or the sale or other disposition of all or substantially all of the assets of the Corporation;

•	the adoption of any plan or proposal for the liquidation or dissolution of the Corporation; or

•	the bankruptcy of the Corporation.
The Board of Directors may determine that any of the events described above will not constitute a change in control.
      Award Agreements and Term. All awards under the 2005 Stock Incentive Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No incentive stock options may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Corporation’s common shares, 5 years from the date of grant. In no event, however, may incentive stock options be granted after the expiration of ten (10) years from the effective date of the 2005 Stock Incentive Plan.
      Stock Options. A grant of a stock option entitles a participant to purchase from the Corporation a specified number of common shares at a specified price per share. In the discretion of the Committee, stock options may be granted as nonstatutory stock options or incentive stock options, but incentive stock options may only be granted to employees of the Corporation or a subsidiary. The aggregate fair market value of the common shares with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000.
      The Committee may fix any price as the purchase price per common share which may be purchased under a nonstatutory stock option. The purchase price per common shares which may be purchased under an incentive stock option must be at least equal to the fair market value of the Corporation’s common shares on the date of grant, or, if the incentive stock option is granted to an employee who owns or is deemed to own more than ten percent of the Corporation’s common shares, 110% of the fair market value of the Corporation’s common shares on the date of grant. The exercise price for common shares acquired on exercise of a stock option must be paid in cash, or, if approved by the Committee, delivery of shares of the Corporation’s common shares that have been held by the optionee for at least six months with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a broker-assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.
      Stock Appreciation Rights (SARs). The grant of a SAR provides the holder with the right to receive a payment in common shares equal to the excess of the fair market value of a specified number of common shares on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of the Corporation’s common shares on the date of the grant of the SAR.
      Restricted Stock. A grant of restricted stock is an award of common shares subject to restrictions or limitations set forth in the 2005 Stock Incentive Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award. Except for limitations on transfer or limitation set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Corporation, including the right to vote the shares, and, if provided in the applicable award agreement, the right to receive any dividends thereon.
      Other Awards. The Committee may grant to any participant other forms of awards payable in shares of the Corporation’s common shares or cash. The terms and conditions of such other form of award shall be specified by the applicable award agreement. Such other awards may be granted for no cash consideration, other than services already rendered, or for such other consideration as may be specified by the award agreement.
      Performance-Based Awards. Awards may be granted under the 2005 Stock Incentive Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance goals set by the Committee may relate to profits, return measures, cash flows, earnings and other objective performance criteria set forth in the 2005 Stock Incentive Plan that the Committee believes to be relevant to the Corporation’s business.
      Termination of Employment, Death, Disability and Retirement. Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions in an award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, any vested award shall expire on the earlier of the expiration date set forth in the award agreement for such award or one year after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award shall expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.
Federal Income Tax Consequences
      The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the 2005 Stock Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2005 Stock Incentive Plan.
      Nonstatutory Stock Options. A participant receiving a nonstatutory stock option that has been issued with an exercise price not less than the fair market value of the Corporation’s common shares on the grant date will not recognize income and the Corporation will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Corporation. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.
      Incentive Stock Options. Incentive stock options granted under the 2005 Stock Incentive Plan are intended to meet the definitional requirements of Section 422 of the Internal Revenue Code for “incentive stock options.” A participant receiving a grant of incentive stock options will not recognize income and the Corporation will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Corporation or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Corporation) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Corporation will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Corporation or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory options.
      Payment Using Shares. If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned common shares of the Corporation and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Corporation receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.
      Stock Appreciation Rights and Restricted Stock. A participant receiving a grant of SARs or restricted stock under the 2005 Stock Incentive Plan will not recognize income, and the Corporation will not be allowed a deduction at the time such award is granted, unless the participant makes the election described below with respect to restricted stock. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Corporation will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Corporation. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant of restricted stock, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Corporation will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.
      Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the Disqualifying Disposition of shares purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met. If approved by our shareholders, we believe that the nonstatutory stock options, stock appreciation rights, and other performance-based awards granted under the 2005 Stock Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).
      Requirements Regarding “Deferred Compensation.” Certain of the benefits under the 2005 Stock Incentive Plan may constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code, a recently enacted provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.

ERISA.
      The Corporation believes that the 2005 Stock Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2005 Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.
Awards Granted under the 2005 Stock Incentive Plan
      At March 14, 2005, the Corporation estimates that approximately 45 officers, employees and directors were eligible to participate in the 2005 Stock Incentive Plan. Because the Committee has the discretion to grant awards under the 2005 Stock Incentive Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees and directors under the 2005 Stock Incentive Plan. On March 14, 2005, the closing price of the Corporation’s common shares on the American Stock Exchange was $52.80 per share.

Securities Authorized for Issuance Under Equity Compensation Plans
      As of December 31, 2004, the Corporation had the following securities issuable pursuant to outstanding award agreements or reserved for issuance under the Corporation’s previously approved stock incentive plans.

Number of
securities
remaining available
for future issuance
under equity
	Number of		compensation
	securities to be		plans (excluding
	issued upon	Weighted-average	securities reflected
	exercise of	exercise price of	in the first
Plan Category	outstanding options	outstanding options	column)

Equity compensation plans approved by security holders at 12/31/2004	6,363,800	$8.49	3,824,000
Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	6,363,800	$8.49	3,824,000
Shareholder Approval
      At the Meeting, shareholders will be asked to pass a resolution ratifying and approving the adoption of the 2005 Stock Incentive Plan. Such resolution requires the affirmative vote of a majority of the votes cast on the matter, excluding broker non-votes and votes attaching to common shares beneficially owned by insiders to whom grants may be awarded pursuant to the 2005 Stock Incentive Plan and associates of such insiders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THIS PROPOSAL.
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
      Any shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Corporation at our principal executive offices not later than November 28, 2005. The Corporation will not be required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission. If the date of the 2006 Annual Meeting is changed by more than 30 days from the date of the 2005 Annual Meeting, the deadline for submitting proposals to be included in management’s 2006 proxy statement is a reasonable time before the Corporation begins to print and mail its proxy materials for its 2006 Annual Meeting.
      The persons named in the Corporation’s form of proxy for the 2006 Annual Meeting of Shareholders will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Corporation does not receive notice by February 11, 2006. If the Corporation changes the date of its 2006 Annual Meeting by more than 30 days from the date of the 2005 Annual Meeting, the persons named in the Corporation’s 2006 proxy statement will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Corporation mails its proxy materials for the 2006 Annual Meeting of Shareholders.
      If the date of the 2006 Annual Meeting is advanced or delayed by more than 30 calendar days from the date of the 2005 Annual Meeting, the Corporation shall, in a timely manner, inform shareholders of such change, by including a notice, under Item 5, in its earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in the Corporation’s 2006 proxy statement and the new date for determining whether the Corporation may exercise discretionary voting authority because it has not received timely notice of a matter.
      In order to avoid controversy as to the date on which the Corporation receives any such proposal, it is suggested that shareholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.
OTHER MATTERS
      At the Annual and Special Meeting, shareholders will receive and consider the consolidated financial statements of the Corporation for the year ended December 31, 2004 and the auditor’s report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.
      Management knows of no amendment or other matters to come before the Annual and Special Meeting other than the matters referred to in the Notice of Annual and Special Meeting. However, if any other matter properly comes before the Annual and Special Meeting, the accompanying proxy will be voted on such matter at the discretion of the person or persons voting the proxy.
      All information contained in this proxy statement relating to the occupations, affiliations and securities holdings of directors and officers of the Corporation and their relationship and transactions with the Corporation is based upon information received from the individual directors and officers.

SCHEDULE A
SPECIAL RESOLUTION FOR
AMENDMENT OF ARTICLES OF THE CORPORATION
“RESOLVED” as a Special Resolution of the Corporation:

A.	The articles of the Corporation shall be amended to divide each issued and outstanding common share of the Corporation into two issued and outstanding common shares of the Corporation.

B.	The share split shall be effective upon the filing of Articles of Amendment with the Yukon Registrar of Corporations.

C.	Any one Director or any one Officer of the Corporation is hereby authorized and directed to execute and deliver all such deeds, documents and other writings, including Articles of Amendment and to do such acts and things as the one Director or Officer, in his or her absolute discretion, may consider to be necessary or desirable for the purpose of giving effect to this resolution and to complete the share split approved herein.

D.	The directors of the Corporation are authorized, in their unfettered discretion, to revoke this resolution at any time prior to the filing of the Articles of Amendment with the Yukon Registrar of Corporations, such decision to be evidenced by a duly passed resolution of the directors of the Corporation.

A-1

SCHEDULE B
ULTRA PETROLEUM CORP.
2005 STOCK INCENTIVE PLAN
(Effective January 1, 2005)

B-i

B-ii

B-iii

B-iv

ULTRA PETROLEUM CORP.
2005 STOCK INCENTIVE PLAN
(Effective January 1, 2005)
SECTION 1
General Provisions Relating to
Plan Governance, Coverage and Benefits
      1.1     Establishment and Purpose
      Ultra Petroleum Corp. (the “Company”) hereby establishes the Ultra Petroleum Corp. 2005 Stock Incentive Plan effective as of January 1, 2005 (the “Effective Date”) (the “Plan”) for the benefit of the Company and the participants in the Plan.
      The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment and retention of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) maintaining competitive compensation levels, thereby attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
      The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
      The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until the earlier of the date that (a) all Shares subject to the Plan have been purchased or acquired according to its provisions or (b) the Plan terminates pursuant to Section 7.18. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.
      1.2     Definitions
      The following terms shall have the meanings set forth below:

(a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b) Board. The Board of Directors of the Company.

(c) CEO. The Chief Executive Officer of the Company.

(d) Change in Control. Any of the events described in and subject to Section 6.8.

(e) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(f) Committee. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code

Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that, in all events, the members of the Committee for purposes of the Plan satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(f), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(g) Common Stock. The common stock of the Company, no par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(h) Company. Ultra Petroleum Corp. and any successor in interest thereto.

(i) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to make a substantial contribution to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(j) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(k) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means that the Grantee, because of ill health, physical or mental disability or any other reason beyond his control, is unable to perform his employment duties for a period of six (6) continuous months, as determined in good faith by the Committee. With respect to any Incentive Stock Option, however, “Disability” means permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request.

(l) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

(m) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company or any Parent or Subsidiary, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) and (ii) current membership on the Board by an Outside Director.

(n) Exchange Act. The Securities Exchange Act of 1934, as amended.

(o) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be (i) the average of the high and low prices of a Share on the date as of which Fair Market Value is to be determined, or if no such sales were made on such date, the closing sales price on the immediately preceding business day of a Share as reported on the American Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

(p) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(q) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(r) Incentive Award or Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right (SAR), Restricted Stock Award, Performance-Based Restricted Stock Award, or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(t) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and is intended to qualify as an Incentive Stock Option under Code Section 422.

(u) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(v) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(w) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(x) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(y) Outside Director. A member of the Board who is not at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

(z) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(aa) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m)(4)(C) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(bb) Performance-Based Restricted Stock. Shares of Restricted Stock awarded to a Grantee pursuant to Section 3, that are subject to a risk of forfeiture if the specified Performance Criteria are not met within the Performance Period.

(cc) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant or vesting of the particular Incentive Award to occur, as specified in the Incentive Agreement.

(dd) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance-Based Restricted Stock Award or Other Stock-Based Award that is intended to qualify for the Performance-Based Exception.

(ee) Plan. The Ultra Petroleum Corp. 2005 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

(ff) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(gg) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(hh) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(ii) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(jj) Retirement. The voluntary termination of Employment from the Company and any Parent or Subsidiary constituting retirement for age (i) on any date after the Employee attains the normal retirement age of 62 years, or (ii) an earlier retirement date for age as expressly agreed to by the Committee and designated by the Committee in the Employee’s individual Incentive Agreement.

(kk) Share. A share of the Common Stock of the Company.

(ll) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.6.

(mm) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(nn) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.5.

(oo) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, which Option provides the Grantee with the right to purchase Shares of Common Stock upon specified terms. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(pp) Subsidiary. Any (i) corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above, except that with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(qq) Supplemental Payment. Any amount, as described in Sections 2.5, 3.4 and/or 4.2(c), that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.
      1.3     Plan Administration
      (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
      (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

      (c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
      (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award (except for an Incentive Award that is a SAR), eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation subject to Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees who are 10% or greater shareholders pursuant to Section 1.7(b)).
      (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
      (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
      (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.
      (h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, pursuant to any separate indemnification or hold harmless agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      1.4     Shares of Common Stock Available for Incentive Awards
      Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) five million (5,000,000) Shares of Common Stock. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, lapse, or are settled in cash in lieu of Common Stock or in another manner such that all or some of the Shares covered by the Incentive Award are either not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again, in each case, immediately become available for Incentive Awards to be granted under the Plan. The aggregate number of Shares of Common Stock which may be issued upon exercise of ISOs shall be five million (5,000,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum, only the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
      During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards (including Stock Options, SARs, Restricted Stock, Performance-Based Restricted Stock, and Other Stock-Based Awards that are paid out in Shares) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Performance-Based Restricted Stock or other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be two million (2,000,000) Shares.

(b) Subject to the limitation of paragraph (a) above, the maximum aggregate number of Shares issuable to any one person pursuant to Incentive Awards shall be five percent (5%) of the number of Shares of Common Stock outstanding at the time of the grant of an Incentive Award.

(c) The maximum aggregate cash payout with respect to any Incentive Awards paid out in cash in any calendar year which may be made to any Covered Employee shall be five million dollars ($5,000,000).

(d) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(e) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
      1.5     Share Pool Adjustments for Awards and Payouts
      The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option;

(b) SAR;

(c) Restricted Stock Award;

(d) A payment of a Performance-Based Stock-Based Award in Shares; and

(e) A payout of an Other Stock-Based Award in Shares.
      The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) A payout of a Restricted Stock Award, Performance-Based Restricted Stock-Based Award, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option as provided in Section 2.4(a));

(b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

(c) Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).
      1.6     Common Stock Available
      The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
      1.7     Participation
      (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
      No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.
      (b) Incentive Stock Option Eligibility. No individual shall be eligible for the grant of any Incentive Stock Option except an Employee. However, no Employee shall be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such ISO is granted, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply from the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
      1.8     Types of Incentive Awards
      The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock, Performance-Based Restricted Stock and Supplemental Payments as described in Section 3, Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

SECTION 2
Stock Options and Stock Appreciation Rights
      2.1     Grant of Stock Options
      The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.
      2.2     Reload Stock Options
      The Committee may, in its sole discretion, provide for “Reload Stock Options” in connection with an award of Stock Options. If the Plan Administrator grants such Reload Stock Options then, subject to the terms of this Section 2.2, in the event that Shares are delivered by a Grantee in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 2.4 and/or Shares are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 7.3, then, subject to Section 7.18, a Grantee so exercising a Nonstatutory Stock Option shall automatically be granted a replacement Nonstatutory Stock Option and a Grantee so exercising an Incentive Stock Option shall automatically be granted a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per Share of the Common Stock on the date of exercise of the original Stock Option (subject to the limitations on Incentive Stock Options imposed by the Code and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on the date of grant and expire on the expiration date of the original Stock Option it replaces (subject to the limitations on Incentive Stock Options imposed by the Code and Section 6.7), after which the Reload Stock Option cannot be exercised. The date of grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six months from its date of grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its date of grant, an Incentive Agreement shall be delivered to, and executed and delivered by the Grantee and the Company which sets forth the total number of Shares subject to the Reload Stock Option, the option exercise price, the term of the Reload Stock Option, and such other terms and provisions as are consistent with the Plan.
      2.3     Stock Option Terms
      (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.
      (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
      (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the ISO is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.4(a).

      (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant for ISO grants or five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b). In the event no term is fixed, such term shall be ten (10) years from the date of grant.
      (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.
      (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Nonstatutory Stock Option but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code.
      2.4     Stock Option Exercises
      (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
      The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.
      Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
      The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the

Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.
      As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
      Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.4(a).
      (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
      Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
      (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
      (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
      2.5     Stock Appreciation Rights
      (a) Grant. The Committee may grant Stock Appreciation Rights that are independent of Nonstatutory Stock Options (“SARs”), but only with respect to Shares that are traded on an established securities exchange. All SARs granted under the Plan are intended to satisfy the requirements of Q&A-4(d)(iv) of Internal Revenue Service Notice 2005-1 or other authority, and therefore not provide for any deferral of compensation subject to Code Section 409A.
      (b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

      (c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
      (d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in Shares within 30 calendar days of the exercise date. In no event shall any SAR be settled in any manner other than by delivery of Shares that are traded on an established securities market. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
      2.6     Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights
      The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs.
SECTION 3
Restricted Stock
      3.1     Award of Restricted Stock
      (a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated to comply with the Performance-Based Exception in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to, or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as intended to qualify for the Performance-Based Exception.
      (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
      As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
      Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
      3.2     Restrictions
      (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
      (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Ultra Petroleum Corp. 2005 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Ultra Petroleum Corp. 2005 Stock Incentive Plan a copy of the Plan and Incentive Agreement are on file in the main corporate office of Ultra Petroleum Corp.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
      (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.
      3.3     Delivery of Shares of Common Stock
      Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

      3.4     Supplemental Payment on Vesting of Restricted Stock
      The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.
SECTION 4
Other Stock-Based Awards
      4.1     Grant of Other Stock-Based Awards
      Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions, Shares of Common Stock that are awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined and provided by the Committee.
      4.2     Other Stock-Based Award Terms
      (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
      (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.
      (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 3.4.
      (d) Payment. Other Stock-Based Awards shall be paid in Shares, in a single payment or in installments on such dates as determined by the Committee; all as specified in the Incentive Agreement.

SECTION 5
Performance Criteria
      As determined by the Committee at the time of grant, Incentive Awards made under the Plan may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):

(a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b) profit-related return ratios;

(c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f) net sales growth;

(g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h) gross, operating or net profit margins;

(i) productivity ratios;

(j) share price (including, but not limited to, growth measures and total shareholder return);

(k) turnover of assets, capital, or inventory;

(l) expense targets;

(m) margins;

(n) measures of health, safety or environment;

(o) operating efficiency;

(p) customer service or satisfaction;

(q) market share;

(r) credit quality; and

(s) working capital targets.
      Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.
      The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on the date of its grant. In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company or any entity which is affiliated by common ownership with the Company as determined and designated by the Committee, in its discretion, in the Incentive Agreement.
      Incentive Awards subject to Performance Criteria may be granted in the discretion of the Committee and, if granted, will be (a) the Performance Criteria sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than 90 days after the commencement of the Performance Period to which they apply, and (d) based on Performance Criteria as provided in this Section 5 and set forth in the Incentive Agreement.
SECTION 6
Provisions Relating to Plan Participation
      6.1     Incentive Agreement.
      Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
      6.2     No Right to Employment.
      Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
      6.3     Securities Requirements.
      The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
      The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
      If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
      6.4     Transferability
      Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
      Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
      The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.
      6.5     Rights as a Stockholder
      (a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.
      (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

6.6     Change in Stock and Adjustments
      (a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
      (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
      (c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).

      (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
      (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
      (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
      Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the

Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

      The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).
      6.7     Termination of Employment, Death, Disability and Retirement
      (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.
      (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
      When used in connection with the termination of a Grantee’s Employment, “Cause” shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of:

(i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony or entering the plea of nolo contendere to such crime by Grantee;

(ii) the commission by the Grantee of a material act of fraud upon the Company or any Parent or Subsidiary;

(iii) the material misappropriation by the Grantee of any funds or other property of the Company or any Parent or Subsidiary;

(iv) the knowing engagement by the Grantee without the written approval of the Board, in any material activity which directly competes with the business of the Company or any Parent or Subsidiary, or which would directly result in a material injury to the business or reputation of the Company or any Parent or Subsidiary; or

(v) with respect to any Grantee who is an Employee (A) a material breach by Employee during his employment period of any of the restrictive covenants set out in his employment agreement with the Company or any Parent or Subsidiary, if applicable, or (B) the willful, material and repeated nonperformance of Employee’s duties to the Company or any Parent or Subsidiary (other than by reason of Employee’s illness or incapacity), but Cause shall not exist under this clause; or (v)(A) or (v)(B) until after written notice from the Board has been given to Employee of such material breach or nonperformance (which notice specifically identifies the manner and sets forth specific facts, circumstances and examples in which the Board believes that Employee has breached the agreement or not substantially performed his duties) and Employee has failed to cure such alleged breach or nonperformance within the time period set by the Board, but in no event less than thirty (30) business days after his receipt of such notice; and, for purposes of this clause (v), no act or failure to act on Employee’s part shall be deemed “willful” unless it is done or omitted by Employee not in good faith and without his reasonable belief that such action or omission was in the best interest of the Company (assuming disclosure of the pertinent facts, any action or omission by Employee after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful for purposes of this definition of “Cause”).

      (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

(i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) one year after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
      (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:

(i) any nonvested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
      In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.
      (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to Code Section 409A, unless otherwise determined and provided by the Committee.

      6.8     Change in Control
      Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance-Based Stock-Based Awards and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
      For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction;

(b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

(c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

(d) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the effective date of the Plan and whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the effective date of the Plan or whose election or nomination for election was previously so approved;

(e) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 20% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the effective date of the Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the effective date of the Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or

(f) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.
      Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (a) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (b) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.
      Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A for deferred compensation, Change in Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and any regulations issued thereunder, which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions as determined in the discretion of the Committee.
      6.9     Exchange of Incentive Awards
      The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.
      6.10     Financing
      Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 7
General
      7.1     Effective Date and Grant Period
      This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, Shareholders of the Company in accordance with the requirements of the Performance-Based Exception.
      7.2     Funding and Liability of Company
      No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
      7.3     Withholding Taxes
      (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
      (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
      (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.
      (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.
      7.4     No Guarantee of Tax Consequences
      Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
      7.5     Designation of Beneficiary by Participant
      Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

      7.6     Deferrals
      The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance-Based Stock-Based Awards or Other Stock-Based Awards.
      7.7     Amendment and Termination
      The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:

(a) except as provided in Section 6.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan; or,

(d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
      No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
      In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.
      7.8     Requirements of Law
      (a)  Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
      (b)  Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an

Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
      7.9     Rule 16b-3 Securities Law Compliance for Insiders
      If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
      7.10     Compliance with Code Section 162(m) for Publicly Held Corporation
      If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
      7.11     Notices
      (a)  Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.
      (b)  Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
      7.12     Pre-Clearance Agreement with Brokers
      Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.

      7.13     Successors to Company
      All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
      7.14     Miscellaneous Provisions
      (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
      (b) The expenses of the Plan shall be borne by the Company.
      (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
      7.5     Severability
      In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
      7.6     Gender, Tense and Headings
      Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
      7.17     Governing Law
      The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.
      7.18     Term of the Plan
      Unless terminated earlier pursuant to Section 7.7 hereof, the Plan shall terminate as of the close of business on December 31, 2014, and no Incentive Award may be granted under the Plan thereafter, but such termination shall not affect any Incentive Award issued or granted on or prior to such termination date.
[Signature page follows.]

      IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of January 1, 2005.

ULTRA PETROLEUM CORP.

By:

Name:

Title:

PROXY

ULTRA PETROLEUM CORP.
363 N. SAM HOUSTON PARKWAY E., SUITE 1200, HOUSTON, TEXAS 77060

Proxy Solicited on Behalf of the Management of
the Corporation for the Annual and Special Meeting on April 29, 2005

      The undersigned hereby constitutes and appoints each of Michael Watford and Charlotte Kauffman, or instead of either of them,                                          , his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on the reverse side, all of the common shares of Ultra Petroleum Corp. held of record by the undersigned on                      at the Annual and Special Meeting of Shareholders to be held at 10:00 a.m. CST, Houston, Texas on April 29, 2005, and at any adjournments or postponements thereof, on all matters coming before said Special Meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS , RATIFICATION OF THE APPOINTMENT OF KPMG, TWO FOR ONE FORWARD STOCK SPLIT AND APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

      MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG, FOR THE TWO FOR ONE FORWARD STOCK SPLIT AND APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH MANAGEMENT’S RECOMMENDATION. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(continued on the reverse side)

Please Detach and Mail in the Envelope Provided

Please mark your votes as in this example. [X]

1.	Election of Directors

To vote for the election of the following directors:

		FOR	AGAINST	ABSTAIN

	Michael D. Watford	☐	☐	☐

	Dr. William C. Helton	☐	☐	☐

	James E. Nielson	☐	☐	☐

	Robert E. Rigney	☐	☐	☐

	James C. Roe	☐	☐	☐

		FOR	ABSTAIN

2.	Appointment of KPMG LLP	☐	☐

To ratify the appointment of KPMG LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2004 and to authorize the directors to fix the auditor’s remuneration.
		FOR	ABSTAIN

3.	To approve a two for one forward stock split	☐	☐

		FOR	ABSTAIN

4.	To approve and ratify the 2005 Stock Incentive Plan	☐	☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please check this box if you plan to attend the Annual and Special Meeting on April 29, 2005.				☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

NOTE:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as executor, administrator, trustee or guardian, please indicate your full title as such.

SIGNATURE                                                                                                                          Date:

SIGNATURE                                                                                                                          Date:

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF A MOTION TO ADJOURN OR POSTPONE THE MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES FOR OR AGAINST A GIVEN PROPOSAL.